================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                       Date of Report - February 20, 2007
                        (Date of earliest event reported)

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   1-10031                22-2465204
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)       Identification Number)

     1615 West Chester Pike, West Chester, PA                    19382
     (Address of principal executive offices)                 (Zip Code)

                            Area Code (484) 947-2000
                         (Registrant's telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01      OTHER EVENTS.

        On February 20, 2007, Nobel Learning Communities, Inc. (the "Registrant") announced the sale of the assets of one of its schools to another preschool provider. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 8.01 as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit No.    Description of Document
-----------    -----------------------------------------------------------------
99.1           Press release dated February 20, 2007

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 20, 2007

                                                NOBEL LEARNING COMMUNITIES, INC.


                                                By:    /s/ Thomas Frank
                                                       -------------------------
                                                Name:  Thomas Frank
                                                Title: Chief Financial Officer